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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 1, 2006
                Date of Report (Date of earliest event reported)

                             BOARDWALK BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                       000-1354835                20-4392739
(State or other jurisdiction              (Commission              (IRS Employer
      of incorporation)                   File Number)              Ident. No.)

         201 SHORE ROAD, LINWOOD, NEW JERSEY                        08221
      (Address of principal executive offices)                    (Zip Code)

                                 (609) 601-0600
               Registrant's telephone number, including area code

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective July 1, 2006, in connection with the reorganization of Boardwalk Bank, a New Jersey commercial bank (the "Bank"), into a holding company structure as described below in Item 8.01 of this Current Report on Form 8-K, the board of directors of Boardwalk Bancorp, Inc., a New Jersey corporation (the "Company"), was expanded by 11 directors to be divided among three classes. The Company's Class I directors, whose terms will expire at the annual meeting of its shareholders in 2007, are Mark A. Benevento, Arthur R. Coslop, James L. Fraser, Roy Goldberg and Thomas K. Ritter. The Company's Class II directors, whose terms will expire at the annual meeting of shareholders in 2008, are Joseph M. Brennan, Agostino R. Fabietti, Arthur J. Galletta, Carol Nugent Harris and Thomas S. Rittenhouse. The Company's Class III directors, whose terms will expire at the annual meeting of its shareholders in 2009, are Rudolph M. Chiorazzo, Michael D. Devlin, Thomas L. Glenn, III and Patricia C. Koelling. As a result of the expansion, all of the directors of the Bank are now also serving as directors of the Company. At each annual meeting of the Company's shareholders, the successors of the class of directors whose term(s) expire at that meeting shall be elected to hold office for a term expiring at the annual meeting of the Company's shareholders held in the third year following the year of their election. The Proxy Statement/Prospectus, dated March 23, 2006, mailed to stockholders of the Bank in connection with the 2006 annual meeting of stockholders of the Bank (the "Proxy Statement/Prospectus"), includes biographical and other information concerning the directors of the Company under the headings "PROPOSAL I - PROPOSED HOLDING COMPANY REORGANIZATION - MANAGEMENT" and "PROPOSAL II - ELECTION OF DIRECTORS" in the Proxy Statement/Prospectus, which information is incorporated herein by reference.

     Also effective July 1, 2006, the following board committees of the Company were formed: Audit Committee, Compensation Committee and Nominating Committee. Each of Messrs. Brennan, Galletta and Rittenhouse and Ms. Koelling was appointed to the Company's Audit Committee. Each of Messrs. Fabietti and Rittenhouse and Ms. Koelling was appointed to the Company's Compensation Committee. Each of Messrs. Benevento, Brennan, Chiorazzo, Coslop, Fabietti, Fraser, Galletta, Goldberg, Rittenhouse and Ritter and Ms. Koelling was appointed to the Company's Nominating Committee.

ITEM 8.01 OTHER EVENTS.

     At 12:01 a.m., eastern time, on July 1, 2006, pursuant to the Plan of Acquisition, dated as of February 22, 2006 (the "Plan"), by and between the Company and the Bank, (i) each share of common stock of the Bank that was then issued and outstanding was automatically exchanged into one share of common stock of the Company and (ii) each stock purchase warrant of the Bank that was then issued and outstanding was automatically exchanged into one stock purchase warrant of the Company (the "Reorganization"). As a result of the Reorganization, the former holders of the Bank's common stock and stock purchase warrants are the sole shareholders and warrant holders of the Company, owning the same number and percentage of the Company's common stock and stock purchase warrants as they had owned of the Bank, and the Company owns 100% of the issued and outstanding shares of the Bank. The Company is therefore a one bank holding company, with the Bank as its sole banking subsidiary.

     The issuance of the Company's common stock pursuant to the Reorganization was registered under the Securities Act of 1933, as amended, pursuant to the Company's registration statement on Form S-4 (File No. 333-132195) filed with the Securities and Exchange Commission.

     The Proxy Statement/Prospectus contains additional information about the Reorganization, including information concerning the interests of directors, executive officers and affiliates of the Bank in the Reorganization.

     Prior to the Reorganization, the Bank's common stock and stock purchase warrants were traded on The Nasdaq Capital Market ("Nasdaq"). As a result of the Reorganization, the Bank's common stock and stock purchase warrants have ceased trading on Nasdaq. Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's common stock and stock purchase warrants are deemed to be registered under Section 12(g) of the Exchange Act. The Company's common stock trades on Nasdaq under the ticker symbol "BORD." The Company's stock purchase warrants trade on Nasdaq under the ticker symbol "BORDW."

     On July 3, 2006, the Company issued a press release announcing the completion of the Reorganization and announced that its board of directors had authorized a stock repurchase program for up to 5% of the Company's shares outstanding, on a fully-diluted basis, during a twelve-month period beginning July 1, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

2.1 Plan of Acquisition, dated as of February 22, 2006, by and between Boardwalk Bancorp, Inc. and Boardwalk Bank (incorporated

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     by reference to Exhibit A of the proxy statement/prospectus included in
     Boardwalk Bancorp's Registration Statement on Form S-4 (File No. 333-132195)).

3.1 Certificate of Incorporation of Boardwalk Bancorp, Inc. (incorporated by reference to Exhibit B of the proxy statement/prospectus included in Boardwalk Bancorp's Registration Statement on Form S-4 (File No. 333-132195)).

3.2 Bylaws of Boardwalk Bancorp, Inc. (incorporated by reference to Exhibit C of the proxy statement/prospectus included in Boardwalk Bancorp's Registration Statement on Form S-4 (File No. 333-132195)).

99.1 Press release, dated July 3, 2006, of Boardwalk Bancorp, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOARDWALK BANCORP, INC.

Dated: July 5, 2006


                                        By: /s/ Wayne S. Hardenbrook
                                            ------------------------------------
                                            Wayne S. Hardenbrook
                                            Executive Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------
      2.1 Plan of Acquisition, dated as of February 22, 2006, by and between Boardwalk Bancorp, Inc. and Boardwalk Bank (incorporated by reference to Exhibit A of the proxy statement/prospectus included in Boardwalk Bancorp's Registration Statement on Form S-4 (File No. 333-132195))

      3.1        Certificate of Incorporation of Boardwalk Bancorp, Inc.
                 (incorporated by reference to Exhibit B of the proxy statement/prospectus included in Boardwalk Bancorp's Registration Statement on Form S-4 (File No. 333-132195))

      3.2 Bylaws of Boardwalk Bancorp, Inc. (incorporated by reference to Exhibit C of the proxy statement/prospectus included in Boardwalk Bancorp's Registration Statement on Form S-4 (File No. 333-132195))

     99.1        Press release, dated July 3, 2006, of Boardwalk Bancorp, Inc.